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                                                                   EXHIBIT 10.72

                                                          COVER NOTE NO.: 94 201
                                                                       (REVISED)


Mr. Steve Shinn
President
Exstar Financial Corporation
2029 Village Lane
Solvang, California 93463

                  IN ACCORDANCE WITH YOUR INSTRUCTIONS, WE ARE
                    PLEASED TO ADVISE THAT WE HAVE EFFECTED
                   THE FOLLOWING REINSURANCE FOR YOUR ACCOUNT

                            ALPINE INSURANCE COMPANY
                            TRANSCO SYNDICATE, INC.
                               CHICAGO, ILLINOIS
                       (HEREINAFTER CALLED THE "COMPANY")

                     UPPER LAYER EMPLOYERS EXCESS INDEMNITY

                              FIRST EXCESS OF LOSS


BUSINESS COVERED:

All business pre-underwritten by Combined Independent Agencies, Inc. (with the Company reviewing terms and conditions and retaining the sole right to accept or reject each individual risk) and classified by the Company as Employers Excess Indemnity as respects Bodily Injury by Accident and Occupational Disease or Cumulative Trauma, as covered by the Company's policies.

TERM AND CANCELLATION:

Continuous Agreement effective August 1, 1994, subject to (90) days prior written notice of cancellation by either party at any anniversary, 1st anniversary being December 31, 1995.

Risks attaching basis. Reinsurers to remain liable to natural expiration plus ninety (90) days odd time. At the sole option of the Company, however, the Company may terminate this Agreement on a cut-off basis in which event losses occurring after the termination date will be the responsibility of the Company.

TERRITORY:

Risks located within the United States of America and its territories, as per the Company's original policies.

                                                                          PAGE 1


                    COMBINED INTERMEDIARIES OF AMERICA, INC.

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                                                          COVER NOTE NO.: 94-201
                                                                       (REVISED)

RETENTION:

$250,000 each and every employee per Loss. This retention may be reinsured by affiliated insurance companies and carve-out reinsurance.

REINSURANCE LIMIT:

$1,750,000 each and every employee per Loss in excess of $250,000 each and every employee per Loss.

PREMIUM:

The Company shall hereby pay reinsurers a provisional premium equal to 30% of the Actual GNWPI (less commission of 32.5%) of the Company for the limits reinsured hereunder, subject to the minimum rates shown in Pricing Guidelines attached.

1 year rating block with annual adjustments. Calendar Year Accounting.

ACCOUNTING:

The Company may internally gross up premium ceded for acquisition costs for business ceded under this Treaty.

ACCOUNTS AND REMITTANCES:

The Company shall render to Reinsurers quarterly accounts within sixty (60) days after the close of each calendar quarter. Account settlements or remittances shall be paid within seventy-five (75) days after the close of each calendar quarter.

PROFIT COMMISSION:

There shall be paid to the Company a profit commission amounting to 25% of the net profit (calculated as Income less Outgo) to be calculated and paid provisionally at January 1, 1997 and annually thereafter until all claims and all declarations have expired.

INCOME                                      OUTGO

1. Net Premium to Reinsurers i.e. Gross     1. Losses (including expenses paid
   Premiums less Return Premiums,              less Salvage and Recoveries).
   Commissions, Brokerage and Taxes.        2. Reserve for Outstanding Losses
                                               including IBNR as reported by
                                               the company.
                                            3. Reinsurer Management expenses
                                               calculated at 10% of net premium
                                               (defined as 1 in Income).







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                   COMBINED INTERMEDIARIES OF AMERICA, INC.

                                                          COVER NOTE NO.: 94-201
                                                                       (REVISED)

A) The difference between Income and Outgo shall constitute the net profit, or loss, as the case may be.

B) In the event of any Calendar Account Year showing a deficit to Reinsurers, it is agreed that such deficit shall be carried forward to the profit commission statement for 3 years.

EXCLUSIONS:

This Agreement shall not apply to:

1. Business accepted by the Company as reinsurance from other insurers or reinsurers.

2. Business written on a co-surety or co-indemnity basis not controlled by the Company;

3. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required by statutes or regulations.

4. Any liability of the Company arising from its participation or membership in any insolvency fund.

5. Loss resulting from an employee's participation in a riot or act of civil disturbance; an assault or felony; a war, declared or undeclared; any act of war; or service in the military of any country or any civilian non-combatant unit serving with such forces.

6.  Nuclear Incident Exclusion Clause - Liability - Reinsurance.

GENERAL CONDITIONS:

Follow the Fortunes
ECO/XPL 100%
Ultimate Net Loss Clause
Loss Adjustment Expenses Clause
Loss and Loss Settlement Clause.
Non-Admitted Reinsurers Clause (as required by the Company).
Errors and Omissions Clause.
Access to Records Clause.
Insolvency Clause.
Arbitration Clause.
Service of Suit Clause (as applicable).
Combined Intermediaries Intermediary Clause.
U.S. Currency Clause.

                                                                          PAGE 3

                   COMBINED INTERMEDIARIES OF AMERICA, INC.

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                                                          COVER NOTE NO.: 94-201
                                                                       (REVISED)

WORDING:

To be provided by the Company.

ORDER HEREON:

50% of $1,750,000 each and every employee per Loss.

EFFECTED WITH:

Sphere Drake Insurance Company, p.l.c. Underwriters for in Bermuda by Sphere Drake Underwriting Management (Bermuda) Limited

PLEASE READ THIS DOCUMENT VERY CAREFULLY. THIS IF CONFIRMATION AND EVIDENCE THAT REINSURANCE HAS BEEN EFFECTED IN ACCORDANCE WITH THIS COVER NOTE WITH REINSURERS AS INDICATED. REINSURERS PARTICIPATING ON THIS REINSURANCE HAVE BEEN REVIEWED AND HAVE BEEN ACKNOWLEDGED AND APPROVED AS QUALIFIED REINSURANCE SECURITY BY YOUR COMPANY. ANY DISCREPANCIES, INACCURACIES OR NECESSARY CHANGES MUST BE CORRECTED AT ONCE. IF INCORRECT, PLEASE RETURN THIS COVER NOTE IMMEDIATELY. IF CORRECT, PLEASE SIGN AND RETURN THIS COVER NOTE.

Sincerely,

COMBINED INTERMEDIARIES OF AMERICA, INC.


[sig]

----------------------------
Alan G. Hardin, Jr.
President

Acknowledged:                                    Date:  10-03, 1994
             ---------------------------------          -----------
                Alpine Insurance Company

Acknowledged:                                    Date:  10-06, 1994
             ---------------------------------          -----------
             TCO Insurance Services For and on
              Behalf of Transco Syndicate, Inc.

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                   COMBINED INTERMEDIARIES OF AMERICA, INC.